Supplement dated March 30, 2017
to the Prospectus and Statement of Additional Information (SAI), each as supplemented, of the following fund
(the Fund):
Fund	Prospectus and SAI Dated
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio - Global Bond Fund	5/1/2016 and 6/21/2016, respectively
Effective immediately, the list of portfolio managers under the caption “Fund Management” in the “Summary of Columbia VP - Global Bond Fund" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Adrian Hilton	Portfolio Manager and Head of Interest Rates and Currency	Lead manager	March 2017
Jim Cielinski	Managing Director and Global Head of Fixed Income	Co-manager	2013
Gene Tannuzzo, CFA	Senior Portfolio Manager	Co-manager	2014
The rest of the section remains the same.
Effective immediately, the information about the portfolio managers under the caption “Primary Service Providers — Portfolio Managers” in the “More Information About Columbia VP - Global Bond Fund" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Adrian Hilton	Portfolio Manager and Head of Interest Rates and Currency	Lead manager	March 2017
Jim Cielinski	Managing Director and Global Head of Fixed Income	Co-manager	2013
Gene Tannuzzo, CFA	Senior Portfolio Manager	Co-manager	2014
Mr. Hilton joined Threadneedle, a Participating Affiliate, in 2016 as a fixed income portfolio manager. Prior to joining Threadneedle, he spent eight years as a portfolio manager at Brevan Howard Asset Management. Mr. Hilton began his investment career in 2000 and earned a B.A. in History from the University of Birmingham (U.K.).
Mr. Cielinski joined one of the Columbia Management legacy firms or acquired business lines in 2010 as Head of Fixed Income. Prior to joining Columbia Management, Mr. Cielinski was Head of Global Credit – Investment Grade at Goldman Sachs. Mr. Cielinski began his investment career in 1983 and earned a B.S. in Finance from the University of Utah and an M.B.A. from New York University.
Mr. Tannuzzo joined the Investment Manager in 2003. Mr. Tannuzzo began his investment career in 2003 and earned a B.S.B. and an M.B.A. from the University of Minnesota, Carlson School of Management.
The rest of the section remains the same.
The information under the subsection "The Investment Manager and Subadvisers — Portfolio Managers" in the "Investment Management and Other Services" section of the SAI for the above-mentioned Fund has been superseded and replaced with the following:

Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and type of account*	Approximate Total Net Assets	Performance Based Accounts**	Potential Conflicts of Interest	Structure of Compensation
Information is as of December 31, 2015, unless otherwise noted
VP – Global Bond Fund	Gene Tannuzzo	7 RICs 63 other accounts	$3.90 billion $1.28 billion	None	Columbia Management	Columbia Management
	Jim Cielinski	5 RICs 1 other account	$274.96 million $44.30 million
	Adrian Hilton(i)	5 PIVs	$856.20 million		Threadneedle	Threadneedle
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(i)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of February 28, 2017.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6466-285 A (3/17)